INVESTOR PRESENTATION 2025 RAYMOND JAMES CONFERENCE MARCH 2-5, 2025 www.amcoastal.com

Forward- Looking Statements American Coastal Insurance Corporation Statements made in this presentation that are not historical facts are “forward-looking statements”. The Company believes these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions, or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those expressed in, or implied by, the forward-looking statements. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward- looking statements do not relate strictly to historical or current facts and may be identified by their use of words such as “may,” “will,” “expect,” "endeavor," "project," “believe,” "plan," “anticipate,” “intend,” “could,” “would,” “estimate” or “continue” or the negative variations thereof or comparable terminology. Factors that could cause actual results to differ materially may be found in the Company's filings with the U.S. Securities and Exchange Commission, in the “Risk Factors” section in the Company's most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date on which they are made, and, except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements. 2

Management American Coastal Insurance Corporation Dan Peed Executive Chairman & Former CEO Brad Martz President & CEO Lana Castle CFO 3

Management American Coastal Insurance Corporation Brooke Adler General Counsel Chris Griffith COO & CIO Andy Gray Chief Compliance & Risk Officer 4

American Coastal Insurance Corporation® (ACIC) is a holding company that underwrites commercial residential property insurance policies in Florida through its wholly owned subsidiary, American Coastal Insurance Company (AmCoastal), founded in 2007. AmCoastal has the #1 market share in commercial residential property insurance (commercial lines) in Florida with roughly 4,018 policies and $646.1 million of premium in-force as of December 31, 2024. Corporate Overview Key Metrics Nasdaq Ticker: ACIC Stock Price (2/28/2025): $12.14 per share Market Cap: $585 M Net Premiums Earned: $274 M Net Income from Continuing Operations: $76 M Kroll Credit Rating: BB+ Headquarters: St. Petersburg, FL Employees: 64 American Coastal Insurance Corporation 5

Specialty Commercial Property Specialty Homeowners $648 M 2024 Continuing Operations Direct Premiums Written Our commercial lines business, underwritten by AmCoastal, continues to demonstrate its resilience by posting an underwriting profit for the 17th consecutive year since its formation in 2007. Our P&C Carriers American Coastal Insurance Corporation Executed definitive agreements to divest of IIC; discontinued operations. 6

Strategic Transformation American Coastal Insurance Corporation Underwriting Initiatives Increased rates, began non-renewing risks, and reduced exposure by selling large portions of its personal lines business in seven states to a third- party carrier. Rebrand to American Coastal The Company began trading on NASDAQ under ticker ‘ACIC’ on August 15, 2023. Disposal of United P&C Ins. Co. (UPC) UPC ordered into receivership in early 2023. Dan Peed appointed as Chairman & CEO Seeking to de-risk the Company’s struggling personal lines business and allocate more resources towards our consistently profitable commercial lines segment. Our commercial lines business underwritten by AmCoastal has produced exceptional results over the long- term, which we expect to continue. It is our primary focus going forward. Personal lines business placed into run-off Divest of IIC Executed definitive agreements to divest Interboro Insurance Company; closing April 1, 2025. 7

American Coastal Insurance Corporation

Investment Thesis

Recently Completed Strategic Transformation

A compelling investment opportunity in a unique niche market.

Deep Underwriting Expertise

Sophisticated multi-model underwriting & best-in-industry data capture capabilities.

AmRisc – an Exclusive Partnership

The leading commercial property managing general agent (MGA) in the U.S.

Above-average Risk Characteristics

Focusing on low-rise and garden-style condominium buildings.

Strong Reinsurance Support

Low retention minimizes potential volatility from potential hurricane losses.

Consistent Profitability [1]

Pre-tax income (10-year average) of $55.4 M with an attritional loss & LAE ratio of 8.1%.

Favorable Market Conditions

Compounding rate increases YOY, positioning ACIC for future profitable growth.

[1] GAAP results for AmCoastal only

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Profitability Metrics Reset in 2023 American Coastal Insurance Corporation PROFTABILITY HAS SHIFTED HIGHER IN THE RECENT HARD MARKET PROFITABLE EVERY YEAR SINCE INCEPTION Inclusive of all major hurricane losses *Reflects GAAP pre-tax income from American Costal Insurance Company 9 GAAP Pre-tax Income* ($ in thousands)

Exclusive Partnership American Coastal Insurance Corporation 6th largest insurance broker in the U.S. 7th largest insurance broker in the world Exclusive MGA Agreement for the Admitted Commercial Residential Condominium Association Market in Florida Distribution, underwriting, policy issuance, inspection, claims services and portfolio management AmRisc was founded by ACIC Executive Chairman and Former CEO, Dan Peed, in 2000. American Coastal provides underwriting strategy, direction and pricing targets to AmRisc. 10

Underwriting profitability is job #1 Target risk is Florida low-rise, garden-style condo buildings Exposure managed via 3rd party catastrophe modeling software Maintain low net retention of catastrophe risk vs. expected annual earnings Aiming to achieve predictable risk and profitability of each potential policy. Flexible, judgement- based pricing for most risks Cover physical damage to the condo building (no contents, flood, or liability) Exclusive distribution with AmRisc in the Florida admitted market Long-term reinsurance relationships supporting risk transfer strategy Underwriting Strategy American Coastal Insurance Corporation $ 14.7 M Average insured value per policy Focus on habitational commercial residential property in Florida. 11

Underwriting Discipline American Coastal Insurance Corporation The Florida property insurance market has experienced several hard and soft market cycles since our inception in 2007. AmCoastal has a strong track record of taking appropriate underwriting action to ensure sustainability and profitability. Soft Market = Risk Off Hard Market = Risk On 12

Favorable Underwriting Trends American Coastal Insurance Corporation Hard Market Conditions Achieving record rate levels relative to total insured values along with higher deductibles. 13

Retention Trends American Coastal Insurance Corporation At December 31, 2024, account retention was near our target of 85% and submission volume remains strong. 87.1% Premium Retention in 2024 82.9% Account Retention in 2024 14

Core CAT Reinsurance American Coastal Insurance Corporation Our core catastrophe reinsurance program provides protection against hurricanes and tropical storms, named or numbered by the National Hurricane Center, as part of our catastrophe management strategy, which is intended to provide our stockholders an acceptable return on the risks assumed in our property business, and to reduce variability of earnings, while providing protection to our policyholders. We have long-term relationships with a diversified panel of highly rated reinsurers and fully collateralized reinsurance providers that help ensure continuity of our risk transfer strategy over time. Named Windstorm Protection from named or numbered windstorms $1.3 billion Catastrophe reinsurance 1st event coverage up to $20.5 million First event retention limited to: Effective Jun 1, 2024 – May 31, 2025 $13.0 million Second and third event retention limited to: 15

CAT AGG Reinsurance American Coastal Insurance Corporation Aggregate (AGG) catastrophe reinsurance provides protection from aggregate catastrophe losses in excess of $40 million during the coverage year. This reinsurance covers all perils. $40 millionup to Effective Jan 1, 2025 – Dec 31, 2025 All Perils Aggregate Protection of coverage triggering after $40 million of aggregate losses $20 millionOccurrence Cap of 16

AOP CAT Reinsurance American Coastal Insurance Corporation All other perils (AOP) catastrophe reinsurance provides protection from catastrophe loss events other than named windstorms such as hailstorms, tornados, and other severe convective storm events. $100 millionup to Effective Jan 1, 2025 – Dec 31, 2025 Secondary Perils Protection on the first & second events $10 million AOP CAT retention generally limited to: on the first & second events 17

Excess Per Risk Reinsurance American Coastal Insurance Corporation Our excess per risk reinsurance protection is designed to limit our losses from non-catastrophe perils including, but not limited to, fire, water damage (excluding flood), sinkhole, and collapse on a per building or per policy basis. Non-catastrophe Protection $60 million Non-catastrophe reinsurance coverage up to: $4 million Non-catastrophe retention per risk generally limited to: Effective Feb 1, 2025 – Jan 31, 2026 18

American Coastal Insurance Corporation

New Apartment Program

Approximately **$20 million** of written premiums in 2025

On October 27, 2024, we completed our first Citizens assumption, assuming 87 policies with approximately $10.7 million of expiring premium. This includes 14 apartment policies, kicking off our new apartment program.

Similar to our Condo book of business, we plan to target garden style apartment buildings and complexes, with a TIV of $5 million to $65 million.

Distribution through wholesale brokerage channels, with underwriting and policy management through our wholly-owned MGU, Skyway Underwriters. We believe these risks belong in the admitted market, not the E&S market that most reside in today.

Market Opportunity of **$100 to $200 million** in annual premium by Year 5.

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c Skyway Underwriters American Coastal Insurance Corporation In tandem with the launch of our apartment program, we’ve developed capabilities to underwrite and manage policies through our wholly- owned MGU, Skyway Underwriters. Skyway Underwriters licenses and completed development of a no- code policy administration system to launch with our apartment product. The system is versatile and scalable with our strategic growth goals. 20

The Numbers Financial Results Profitability Select Balance Sheet Data 01. 02. 03. American Coastal Insurance Corporation 21

American Coastal Insurance Corporation

Consolidated Financial Results

2024

Core Return on Equity

34.0%

based on GAAP earnings from continuing operations, net of tax

Return on equity is calculated by dividing the core income for the period by the average stockholders' equity for the trailing twelve months.

$ in millions, except per share data	Three Months Ended			December 31, Year Ended		
	2024	2023	% Chg.	2024	2023	% Chg.
Gross Premiums Written	$141	$128	10.2%	$648	$636	1.9%
Gross Premiums Earned	$163	$159	2.5%	$639	$605	5.6%
Net Premiums Earned	$73	$49	49.0%	$274	$262	4.6%
Total Revenue	$79	$51	54.9%	$297	$264	12.5%
Total Expenses	$70	$32	118.8%	$197	$171	15.2%
*Core Income	$6	$18	(66.7)%	$77	$92	(16.3)%
*Core Income Per Diluted Share	$0.12	$0.39	(69.2)%	$1.56	$2.08	(25.0)%
Book Value per Share				$4.89	$3.61	35.5%

Prior year financial results have been reclassified to reflect continuing and discontinued operations appropriately.

**Core income and core income per diluted share, both of which are measures that are not based on GAAP, are reconciled above to net income and net income per diluted share, respectively, the most directly comparable GAAP measures. Additional information regarding non-GAAP financial measures presented in this press release can be found in the "Definitions of Non-GAAP Measures" section, on slide 28.*

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67.5% Combined Ratio 42.2% Expense Ratio 2024 Combined Ratio American Coastal Insurance Corporation 25.3% 71.2% IIC Loss Ratio 44.9% IIC 116.1% IIC Executed definitive agreements to divest of Interboro Insurance Company, closing April 1, 2025. IIC is included in discontinued operations. 23

Select Balance Sheet Data American Coastal Insurance Corporation Improving Capitalization = Growth Opportunity We have resumed underwriting new commercial business after several years of shrinking due to capital constraints. $ in millions December 31, 2024 December 31, 2023 Total Investments $341 $155 Cash and Cash Equivalents $137 $139 Cash & Investments $540 $294 Total Assets $1,216 $1,062 Unpaid Losses & LAE $322 $348 Notes Payable $149 $149 Total Liabilities $980 $894 Total Stockholders’ Equity $236 $169 Total Liabilities and Stockholders' Equity $1,216 $1,062 Consolidated Balance Sheet components have been reclassified to reflect continuing and discontinued operations appropriately. 24

$70M to $90M (7.9)% to +18.4% Net Income from Continuing Operations vs. $76M in FY2024 $290M to $320M +5.8% to +16.8% Net Premiums Earned vs. $274M in FY2024 2025 Guidance American Coastal Insurance Corporation 25 . t . I f i i i . i . t . i . i

Debt • In the long-term, we plan to target a 20% to 25% debt to total capital ratio. • We plan to reduce, but not fully eliminate our long-term debt upon maturity. Equity • When management believes ACIC stock is undervalued, we may participate in stock buybacks. • Where the Company determines prudent, we may issue further shares to raise capital in lieu of debt issuance. Dividends • When our capital position is in excess of our projected needs, particularly, when we experience lower catastrophe losses than what management considers to be a typical year, a special dividend may be declared for shareholders. • As a catastrophe exposed underwriter, we believe this approach provides the Company with a stronger capital position than a regular quarterly dividend. • In December 2024, our Board of Directors declared a special cash dividend of $0.50 per share of common stock paid on January 10, 2025. Capital Allocation American Coastal Insurance Corporation 26

Contact Us American Coastal Insurance Corp. 570 Carillon Parkway, Suite 100 Saint Petersburg, FL 33716 Transfer Agent Equiniti Trust Company, LLC 48 Wall Street, Floor 23 New York, NY 10005 (800) 937 5449 helpast@equiniti.com American Coastal Insurance Corporation Investor Relations Mr. Alexander Baty VP of Finance & Investor Relations investorrelations@amcoastal.com (727) 425-8076 Ms. Karin Daly The Equity Group Inc. kdaly@equityny.com (212) 836-9623 27

Definitions of Non-GAAP Measures The Company believes that investors' understanding of ACIC's performance is enhanced by the Company's disclosure of the following non-GAAP measures. The Company's methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Core return on equity is a non-GAAP ratio calculated using non-GAAP measures. It is calculated by dividing the core income (loss) for the period by the average stockholders’ equity for the trailing twelve months (or one quarter of such average, in the case of quarterly periods). Core income (loss) is an after-tax non-GAAP measure that is calculated by excluding from net income (loss) the effect of income (loss) from discontinued operations, net of tax, non-cash amortization of intangible assets, including goodwill, unrealized gains or losses on the Company's equity security investments and net realized gains or losses on the Company's investment portfolio. In the opinion of the Company’s management, core income (loss), core income (loss) per share and core return on equity are meaningful indicators to investors of the Company's underwriting and operating results, since the excluded items are not necessarily indicative of operating trends. Internally, the Company’s management uses core income (loss), core income (loss) per share and core return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis. The most directly comparable GAAP measure is return on equity. The core return on equity measure should not be considered a substitute for return on equity and does not reflect the overall profitability of the Company's business. Discontinued Operations On May 9, 2024, the Company entered into the Sale Agreement with Forza Insurance Holdings, LLC ("Forza") in which ACIC will sell and Forza will acquire 100% of the issued and outstanding stock of the Company's subsidiary, IIC. In addition, on February 27, 2023, the Florida Department of Financial Services was appointed as a receiver of the Company's former subsidiary, UPC. As such, prior year financial results and Consolidated Balance Sheet components have been reclassified to reflect continuing and discontinued operations appropriately. American Coastal Insurance Corporation Definitions of Non-GAAP Measures and Discontinued Operations 28